UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

COFFEE HOLDING CO., INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	JVA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.

The information included in Item 4.02 below is incorporated herein by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed on a Current Report on Form 8-K furnished by Coffee Holding Co., Inc., a Nevada corporation (the “Company”), on January 25, 2023 (the “Previous 8-K”), the Company determined that it made certain errors in the presentation of net sales and cost of sales in its consolidated statement of operations for the fiscal year ended October 31, 2020. The Company disclosed in the Previous 8-K that it would restate its previously filed annual financial statements for the fiscal year ended October 31, 2020 included in the associated Form 10-K for the fiscal year ended October 31, 2021 filed with the Securities Exchange Commission (the “SEC”).

After further analysis and discussion with the Company’s management, board of directors and in consultation with the Company’s independent registered public accounting firm, the Company has determined that it will instead restate the previously filed financial statements for the fiscal year ended October 31, 2020 and October 31, 2019 included in the associated Form 10-K for the fiscal year ended October 31, 2020 filed with the SEC on February 16, 2021, as amended on February 26, 2021. Further, to correct errors in the Company’s accounting for certain intercompany eliminations in its consolidated statements of operations for the fiscal periods ended January 31, 2020, April 30, 2020 and July 31, 2020 (collectively, the “2020 Interim Periods”), the Company will be amending the Quarterly Reports on Form 10-Q filed for the fiscal periods ended January 31, 2021, April 30, 2021 and July 31, 2021 (the “2021 Interim Reports”) in order to correct the comparative periods presented therein to reflect adjustments made to correct errors in the Company’s accounting for certain intercompany eliminations during such 2020 Interim Periods.

As disclosed in the Previous 8-K, the errors and the required restatements had no effect on the Company’s results of operations or earnings (loss) per share or other items in the consolidated statement of operations for the years ended October 31, 2020 or October 31, 2019 or the 2020 Interim Periods, nor did it have any impact on the Company’s consolidated balance sheet, consolidated statement of changes in stockholders’ equity, or consolidated statement of cash flows for the year ended October 31, 2020 or October 31, 2019 or the 2020 Interim Periods.

Further, the effect of the errors is expected to be an overstatement of net sales and cost of sales in the consolidated statement of operations in the following amounts and for the following reporting periods: (i) approximately $8.3 million and $9.9 million for the fiscal year ended October 31, 2020 and October 31, 2019, respectively; (ii) approximately $2.2 million, $2.8 million, and $1.8 million for the three months ended January 31, 2020, April 30, 2020 and July 31, 2020, respectively; (iii) approximately $4.9 million and $6.7 million for the six months ended April 30, 2020 and the nine months ended July 31, 2020, respectively.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the Company’s expectations as to the causes of the errors described above, the scope and impact of the errors described above, the Company’s plans to amend its previously filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and restated financial statements and other disclosures contained therein and the timing of such amendment, the timing of the filing of the Annual Report on Form 10-K for the year ended October 31, 2022, and the ability of the Company to identify and remediate material weaknesses in the Company’s internal control over financial reporting.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K or the reactions of customers or suppliers, the initiation of new legal proceedings, and volatility of the Company’s stock price.

The Company does not guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended October 31, 2021. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Dated: February 28, 2023	By:	/s/ Andrew Gordon
	Name:	Andrew Gordon
	Title:	President and Chief Executive Officer